================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2004

                             CALLIDUS SOFTWARE INC.
                            (Exact Name of Registrant
                            as Specified in Charter)

           Delaware                    000-50463                 77-0438629
(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)

 160 W. Santa Clara Street, Suite 1500
              San Jose, CA                                         95113
(Address of Principal Executive Offices)                         (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 7. Exhibits

      99.1  Press release dated March 29, 2004

Item 9. Regulation FD Disclosure.

      Pursuant to Item 9, "Regulation FD Disclosure," Callidus Software Inc. issued a press release announcing the anticipated revenues and a net loss for the fiscal quarter ending March 31, 2004. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CALLIDUS SOFTWARE INC.

Date: March 29, 2004                         By: /s/ RONALD J. FIOR
                                                 -------------------------------
                                                 Name:  Ronald J. Fior
                                                 Title: Chief Financial Officer,
                                                        Vice President, Finance

                                  Exhibit Index

99.1  Earnings Press Release, dated March 29, 2004